EXECUTION COPY





                              Associated Banc-Corp
                            (a Wisconsin corporation)
                                 ASBC Capital I
                                 ASBC Capital II
                                ASBC Capital III
                       (Delaware statutory business trusts)

                                Up to $300,000,00
   Capital Securities of ASBC Capital I, ASBC Capital II and ASBC Capital III



                               Dated May 23, 2002

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                                TABLE OF CONTENTS

                                                                             Page
SECTION 1.  Representations and Warranties. . . . . . . . . . . . . . . . .   4
            (a) Representations and Warranties. . . . . . . . . . . . . . .   4
                (1) Compliance with Registration Requirements . . . . . . .   4
                (2) Incorporated Documents. . . . . . . . . . . . . . . . .   5
                (3) Independent Accountants . . . . . . . . . . . . . . . .   5
                (4) Financial Statements. . . . . . . . . . . . . . . . . .   5
                (5) No Material Adverse Change in Business. . . . . . . . .   6
                (6) Good Standing of the Company. . . . . . . . . . . . . .   6
                (7) Good Standing of the Designated Trust . . . . . . . . .   6
                (8) Good Standing of Subsidiaries . . . . . . . . . . . . .   7
                (9) Capitalization. . . . . . . . . . . . . . . . . . . . .   7
                (10) Authorization of this Underwriting Agreement and
                     Terms Agreement. . . . . . . . . . . . . . . . . . . .   7
                (11) Authorization of the Indenture . . . . . . . . . . . .   7
                (12) Authorization of Junior Subordinated Debt Securities .   7
                (13) Authorization of Trust Securities. . . . . . . . . . .   8
                (14) Authorization of the Guarantee Agreement . . . . . . .   8
                (15) Authorization of the Trust Agreement . . . . . . . . .   8
                (16) Descriptions of the Securities and the Operative
                     Documents. . . . . . . . . . . . . . . . . . . . . . .   9
                (17) Absence of Defaults and Conflicts. . . . . . . . . . .   9
                (18) Absence of Labor Dispute . . . . . . . . . . . . . . .  10
                (19) Absence of Proceedings . . . . . . . . . . . . . . . .  10
                (20) Accuracy of Exhibits . . . . . . . . . . . . . . . . .  10
                (21) Absence of Further Requirements. . . . . . . . . . . .  10
                (22) Possession of Intellectual Property. . . . . . . . . .  11
                (23) Possession of Licenses and Permits . . . . . . . . . .  11
                (24) Title to Property. . . . . . . . . . . . . . . . . . .  11
                (25) Not an Investment Company. . . . . . . . . . . . . . .  12
                (26) Not Party to or the Subject of any Consent Decree. . .  12
            (b) Officers' Certificates. . . . . . . . . . . . . . . . . . .  12
SECTION 2.  Sale and Delivery to Underwriters; Closing. . . . . . . . . . .  12
            (a) Underwritten Securities . . . . . . . . . . . . . . . . . .  12
            (b) Option Underwritten Securities. . . . . . . . . . . . . . .  12
            (c) Payment . . . . . . . . . . . . . . . . . . . . . . . . . .  13
            (d) Denominations; Registration . . . . . . . . . . . . . . . .  13
SECTION 3.  Covenants of the Company and the Designated Trust . . . . . . .  14
            (a) Compliance with Securities Regulations and Commission
                Requests. . . . . . . . . . . . . . . . . . . . . . . . . .  14
            (b) Filing of Amendments. . . . . . . . . . . . . . . . . . . .  14
            (c) Delivery of Registration Statements . . . . . . . . . . . .  14

                                        i

            (d) Delivery of Prospectuses. . . . . . . . . . . . . . . . . .  15
            (e) Continued Compliance with Securities Laws . . . . . . . . .  15
            (f) Blue Sky Qualifications . . . . . . . . . . . . . . . . . .  15
            (g) Earnings Statement. . . . . . . . . . . . . . . . . . . . .  16
            (h) Use of Proceeds . . . . . . . . . . . . . . . . . . . . . .  16
            (i) Listing . . . . . . . . . . . . . . . . . . . . . . . . . .  16
            (j) Restriction on Sale of Securities . . . . . . . . . . . . .  16
            (k) Reporting Requirements. . . . . . . . . . . . . . . . . . .  16
            (l) Guarantee and Junior Subordinated Debt Securities . . . . .  16
SECTION 4.  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . .  16
            (a) Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .  16
            (b) Termination of Agreement. . . . . . . . . . . . . . . . . .  17
SECTION 5.  Conditions of Underwriters' Obligations . . . . . . . . . . . .  17
            (a) Effectiveness of Registration Statement . . . . . . . . . .  17
            (b) Opinion of Counsel for Company. . . . . . . . . . . . . . .  17
            (c) Opinion of Counsel for Designated Trust . . . . . . . . . .  18
            (d) Opinion of Counsel for Underwriters . . . . . . . . . . . .  18
            (e) Company Officers' Certificate . . . . . . . . . . . . . . .  18
            (f) Designated Trust Certificate. . . . . . . . . . . . . . . .  18
            (g) Accountant's Comfort Letter . . . . . . . . . . . . . . . .  19
            (h) Bring-down Comfort Letter . . . . . . . . . . . . . . . . .  19
            (i) Ratings . . . . . . . . . . . . . . . . . . . . . . . . . .  19
            (j) Approval of Listing . . . . . . . . . . . . . . . . . . . .  19
            (k) No Objection. . . . . . . . . . . . . . . . . . . . . . . .  19
            (l) Over-Allotment Option . . . . . . . . . . . . . . . . . . .  20
            (m) Additional Documents. . . . . . . . . . . . . . . . . . . .  20
            (n) Termination of Terms Agreement. . . . . . . . . . . . . . .  21
SECTION 6.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . .  21
            (a) Indemnification of Underwriters . . . . . . . . . . . . . .  21
            (b) Indemnification of Company, Directors and Officers. . . . .  22
            (c) Actions against Parties; Notification . . . . . . . . . . .  22
SECTION 7.  Contribution. . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.  24
SECTION 9.  Termination . . . . . . . . . . . . . . . . . . . . . . . . . .  25
            (a) Underwriting Agreement. . . . . . . . . . . . . . . . . . .  25
            (b) Terms Agreement . . . . . . . . . . . . . . . . . . . . . .  25
            (c) Liabilities . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 10.  Default by One or More of the Underwriters . . . . . . . . . .  25


                                        ii

SECTION 11.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 12.  Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 13.  Governing Law and Time . . . . . . . . . . . . . . . . . . . .  27
SECTION 14.  Effect of Headings . . . . . . . . . . . . . . . . . . . . . .  27


                              Associated Banc-Corp
                            (a Wisconsin corporation)
                                 ASBC Capital I
                                 ASBC Capital II
                                ASBC Capital III
                      (Delaware statutory business trusts)

   Capital Securities of ASBC Capital I, ASBC Capital II and ASBC Capital III


                             UNDERWRITING AGREEMENT
                                                                    May 23, 2002
MERRILL  LYNCH  &  CO.
Merrill  Lynch,  Pierce,  Fenner  &  Smith
     Incorporated
North  Tower
World  Financial  Center
New  York,  New  York  10281-1209

Ladies  and  Gentlemen:

     ASBC Capital I, ASBC Capital II and ASBC Capital III, statutory business trusts formed under the laws of the state of Delaware for the purpose of issuing capital securities (each a "Trust," and, collectively, the "Trusts"), and Associated Banc-Corp, a Wisconsin corporation ("the Company"), as sponsor of each trust and as guarantor, propose to issue and sell up to $300,000,000 aggregate initial public offering price of the Trusts' capital securities (the "Capital Securities"), from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

     The Capital Securities are to be issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") to be entered into between the Company and BNY Midwest Trust Company, as property trustee, The Bank of New York (Delaware) as Delaware trustee and Brian R. Bodager, Teresa A. Rosengarten and Joseph B. Selner as administrative trustee (collectively, the "Trustees"). The Trust Agreement authorizes the Trustees, on behalf of the Trust, to issue the Capital Securities, which represent preferred undivided beneficial interests in the assets of the Trust, and the Common Securities, which are common securities of the Trust which will be purchased by the Company (the "Common Securities" and together with the Capital Securities, the "Trust Securities"). The Common Securities represent common undivided beneficial interests in the assets of the Trust and are subordinate in certain events to the Capital Securities.

     The Trust will use the proceeds from the sale of the Trust Securities to buy an equal principal amount of the Junior Subordinated Deferrable Interest Debt Securities issued by the Company (the "Junior Subordinated Debt Securities"). The Junior Subordinated Debt Securities are unsecured debt obligations of the Company which are to be issued under an Indenture as supplemented from time to time (as so supplemented, the "Indenture") between the Company and BNY Midwest Trust Company, as trustee (the "Debenture Trustee"). In certain circumstances, the Company can elect to liquidate the Trust and distribute the Junior Subordinated Debt Securities.

     Certain payments on the Capital Securities will be guaranteed (the "Guarantee") by the Company pursuant to the Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and BNY Midwest Trust Company, as trustee (the "Guarantee Trustee").

     Whenever the Company and the Trust determine to make an offering of Capital Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch, the Company and the Trust will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Capital Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters"), which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to
Section 10 hereof). The Terms Agreement relating to the offering of Capital Securities shall specify the name of the Trust proposing to issue and sell the Capital Securities (such Trust being the "Designated Trust" with respect to such Terms Agreement), the number or aggregate liquidation amount, as the case may be, of Capital Securities to be initially issued by the Designated Trust (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the number or aggregate liquidation amount, as the case may be, of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Designated Trust has agreed to grant to the Underwriters an option to purchase additional Capital Securities to cover over-allotments, if any, and the number or aggregate liquidation amount, as the case may be, of Capital Securities subject to such option (the "Option Underwritten Securities").

     As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company, the Designated Trust and Merrill Lynch, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by Merrill Lynch will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement. This Underwriting Agreement shall not apply to any other offering of Capital Securities made by the Company and any Trust through a firm or firms other than Merrill Lynch.

     The Company and the Trusts have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No.
333-87578) for the registration of the Capital Securities, the Junior Subordinated Debt Securities and the Guarantees under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the applicable Trust Agreement, the Indenture and the applicable Guarantee Agreement have been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act'), and the Company and the Trusts have filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment, if any, has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company and the Designated Trust file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462 (b) Registration Statement; and provided, further, that if the Company and the Designated Trust elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the forms first furnished to the Underwriters by the Company and the Designated Trust in reliance upon Rule 434 of the 1933 Act Regulations, and all references to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to (i) any prospectus used before the Registration Statement became effective and (ii) any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters by the Company. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     The Trust Agreement for the Designated Trust, the Indenture and the Guarantee Agreement relating to the Capital Securities of the Designated Trust are referred to herein collectively as the "Operative Documents."

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

     SECTION  1.  Representations  and  Warranties.
     -----------  --------------------------------

     (a) Representations and Warranties. The Company and the Designated Trust jointly and severally represent and warrant to Merrill Lynch, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements. The Company and the Designated Trust meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration
     Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form
     10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company and the Designated Trust elect to rely upon Rule 434 of the 1933 Act Regulations, the Company and the Designated Trust will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act or statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus (which information consists solely of the information referred to in the first proviso to Section 6(a) hereof).

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly in all the material respects the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company's common stock or preferred stock, in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, and for dividends on the Company's common stock payable in shares of the Company's common stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (6) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in active status under the laws of the State of Wisconsin, is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (7) Good Standing of the Designated Trust. The Designated Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware, 12 Del.C. 3801 et seq. (the
                   --  ----

     "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than as described in the Prospectus. Based on expected operations and current law, the Designated Trust is a grantor trust for United States federal income tax purposes, and is not and will not be classified as an association taxable as a corporation for the United States federal income tax purposes.

          (8) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries"), if any, has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable (except as provided in 12 U.S.C. 55 and Wisconsin Statutes Section 180.0622(b), as applicable) and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary.

          (9) Capitalization. The Company's authorized and issued capitalization is as set forth in the Prospectus under the caption "Capitalization."

          (10) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company and the Designated Trust.

          (11) Authorization of the Indenture. The Indenture has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered by the Company and the Debenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (12) Authorization of Junior Subordinated Debt Securities. The Junior Subordinated Debt Securities to be purchased by the Designated Trust have been, or as of the date of the applicable Terms Agreement will have been, duly authorized for issuance and sale and, when duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (13) Authorization of Trust Securities. The Trust Securities of the Designated Trust have been, or as of the date of the applicable Terms Agreement will have been, duly authorized for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement and, when duly authenticated, issued and delivered in the manner provided for in this Underwriting Agreement, such Terms Agreement and the applicable Trust Agreement and delivered against payment of the purchase price therefore as provided in this Underwriting Agreement and such Terms Agreement, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Designated Trust entitled to the benefits provided by such Trust Agreement and the Delaware Business Trust Act; the issuance of such Trust Securities is not subject to any preemptive or other similar rights; such Trust Securities will have the rights set forth in the applicable Trust Agreement; and the holders of such Trust Securities, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (14) Authorization of the Guarantee Agreement. The Guarantee Agreement relating to the Capital Securities of the Designated Trust has been duly authorized by the Company and duly qualified under the 1939 Act and, when duly executed and delivered as provided for in the applicable Guarantee Agreement, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (15) Authorization of the Trust Agreement. The Trust Agreement for the Designated Trust has been, or as of the date of the applicable Terms Agreement will have been, duly authorized by the Company, has been duly qualified under the 1939 Act, and, when duly executed and delivered as provided for in the applicable Trust Agreement, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (16) Descriptions of the Securities and the Operative Documents. The Underwritten Securities being sold pursuant to the applicable Terms Agreement, and the related Junior Subordinated Debt Securities, and the Operative Documents, as of each Representation Date, will conform in all material respects to the statements relating thereto contained in the Registration Statement and/or the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (17) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement, the Operative Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been, or as of the date of the applicable Terms Agreement will have been, duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

          The Designated Trust is not a party to or bound by any agreement or instrument other than this Underwriting Agreement and the Operative Documents to which it is a party, and the agreements and instruments contemplated by the applicable Trust

     Agreement and described in the Registration Statement; the Designated Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Underwriting Agreement and the agreements and instruments contemplated by the applicable Trust Agreement and described in the Registration Statement; and the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and the Operative Documents to which the Designated Trust is a party, and the consummation of the transactions contemplated herein and therein, will not violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Designated Trust or any of its properties or assets, nor will such actions result in any violation of the applicable Trust Agreement or the certificate of trust of the Designated Trust.

          (18) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to result in a Material Adverse Effect.

          (19) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Designated Trust or the Company threatened, against or affecting the Designated Trust or the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated under the Prospectus, this Underwriting Agreement, the applicable Terms Agreement, the Operative Documents or the performance by the Designated Trust or the Company of their obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Designated Trust and the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration
     Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (20) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (21) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company or the Designated Trust of this Underwriting Agreement, the applicable Terms Agreement or any of the Operative Documents or for the performance by the Company or the Designated Trust of the transactions contemplated in the Prospectus, this Underwriting Agreement, such Terms Agreement or any of the Operative Documents, or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already made, obtained or rendered, as applicable.

          (22) Possession of Intellectual Property. The Company, the Designated Trust and the Company's subsidiaries own or possess adequate trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company, the Designated Trust nor any of the Company's subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (23) Possession of Licenses and Permits. The Company, the Designated Trust and the Company's subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them. The Company, the Designated Trust and the Company's subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect. Neither the Company, the Designated Trust nor any of the Company's subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (24) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

          (25) Not an Investment Company. The Designated Trust is not, and after giving effect to the offering and sale of the Underwritten Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, and the Company is not, and after giving effect to the issuance of the Junior Subordinated Debt Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended.

          (26) Not Party to or the Subject of any Consent Decree. Neither the Company nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the Board of Governors of the Federal Reserve System or any other federal or state authority or agency charged with the supervision or insurance of depository institutions or their holding companies.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION  2.  Sale  and  Delivery  to  Underwriters;  Closing.
     -----------  -----------------------------------------------

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Option Underwritten Securities. Subject to the terms and conditions herein set forth, the Designated Trust may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number or aggregate liquidation amount, as the case may be, of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Designated Trust and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by Merrill Lynch to the Designated Trust setting forth the number or aggregate liquidation amount, as the case may be, of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be prior to the Closing Time and, if later than the Closing Time, shall not be earlier than three nor later than seven full business days after the exercise of said option, unless otherwise agreed upon by Merrill Lynch and the Designated Trust. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number or aggregate liquidation amount, as the case may be, of Option Underwritten Securities then being purchased which the number or aggregate liquidation amount, as the case may be, of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number or aggregate liquidation amount, as the case may be, of Initial Underwritten Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number or aggregate liquidation amount, as the case may be, of Option Underwritten Securities.

     (c) Payment. Payment of the purchase price for, and delivery of, the Initial Underwritten Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, or at such other place as shall be agreed upon by Merrill Lynch and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of, such Option Underwritten Securities shall be made at the above-mentioned offices of Simpson Thacher & Bartlett, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on the relevant Date of Delivery as specified in the notice from Merrill Lynch to the Company.

     Payment shall be made to the Designated Trust by wire transfer of immediately available funds to a bank account designated by the Company or the Designated Trust, against delivery to Merrill Lynch for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Underwritten Securities shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day prior to the Closing Time or the relevant Date of Delivery, as the case may be. Certificates for the Underwritten Securities will be made available for examination and packaging by Merrill Lynch in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant
Date  of  Delivery,  as  the  case  may  be.

     SECTION  3.  Covenants of the Company and the Designated Trust. The Company
     -----------  -------------------------------------------------
and the Designated Trust agree with Merrill Lynch and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company and the Designated Trust, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify Merrill Lynch on behalf of the Underwriters immediately, and confirm the notice in writing, of
(i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, in each case in (i) through (iv) above, solely to the extent it relates to an offering of Underwritten Securities hereunder. The Company and the Designated Trust will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as they deem necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company and the Designated Trust will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company and the Designated Trust will give Merrill Lynch notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, in each case solely to the extent it relates to an offering of Underwritten Securities hereunder, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch and counsel for the Underwriters shall object (other than any such documents consisting of annual, quarterly and other reports and similar documents filed by the Company under the 1934 Act and incorporated by reference into the Prospectus, as to which the Company and the Designated trust shall provide Merrill Lynch a reasonable opportunity to comment thereon prior to filing thereof with the Commission).

     (c) Delivery of Registration Statements. The Company and the Designated Trust have furnished or will deliver to Merrill Lynch and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters, in each case solely to the extent it relates to an offering of Underwritten Securities hereunder. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company and the Designated Trust will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company and the Designated Trust will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Designated Trust will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company and the Designated Trust will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company and the Designated Trust will use their best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement;
provided, however, that the Company and the Designated Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company and the Designated Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) Earnings Statement. The Company and the Designated Trust will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company and the Designated Trust will use the net proceeds received by them from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing. The Company and the Designated Trust will use their best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Designated Trust will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the Underwritten Securities specified in such Terms Agreement.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) Guarantee and Junior Subordinated Debt Securities. The Company will issue the Guarantee relating to the Capital Securities of the Designated Trust and the Junior Subordinated Debt Securities to be purchased by the Designated Trust concurrently with the issue and sale of the Underwritten Securities as contemplated herein.

     SECTION  4.  Payment  of  Expenses.
     -----------  ---------------------

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, the Operative Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Designated Trust's counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Capital Securities, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities and (x) the fees and expenses of the Trustee, the Property Trustee and the costs and charges of any registrar, transfer agent, paying agent under the Operative Documents, including the fees and disbursements of counsel for the Trustee in connection with the Operative Documents and the Underwritten Securities.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 or
Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION  5. Conditions of Underwriters' Obligations. The obligations of the
     ----------- ---------------------------------------
Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act
Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

     (b) Opinion of Counsel for Company. At Closing Time, Merrill Lynch shall have received the opinion, dated as of Closing Time, of Reinhart Boerner Van Deuren s.c., counsel for the Company and William M. Bohn, Esq. Corporate Counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in

Exhibit B-1 and B-2 hereto, respectively. In giving such opinion such counsel may rely, as to matters governed by the laws of jurisdictions other than the law of the State of Wisconsin and federal law of the United States, upon the opinions of counsel to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) Opinion of Counsel for Designated Trust. At Closing Time, Merrill Lynch shall have received the opinion as to Delaware law, dated as of Closing Time, of Richards, Layton & Finger, P.A., counsel for the Designated Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto. In giving such opinion such counsel may rely, as to matters governed by the laws of jurisdictions other than the law of the State of Delaware and federal law of the United States, upon the opinions of Counsel to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (d) Opinion of Counsel for Underwriters. At Closing Time, Merrill Lynch shall have received the opinion, dated as of Closing Time, of Simpson Thacher & Bartlett, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United
States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to Merrill Lynch. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) Company Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

     (f) Designated Trust Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings or business of the Designated Trust, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of one of the Administrative Trustees, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Designated Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such Administrative Trustees' knowledge, are threatened by the Commission.

     (g) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to Merrill Lynch, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (h) Bring-down Comfort Letter. At Closing Time, Merrill Lynch shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (i)  Ratings.  At  Closing  Time  and at any relevant Date of Delivery, the
Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company and the Designated Trust shall have delivered to Merrill Lynch a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to Merrill Lynch, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's securities.

     (j) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (k) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (l) Over-Allotment Option. In the event that the Underwriters are granted an over-allotment option by the Designated Trust in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company and the Designated Trust contained herein and the statements in any certificates furnished by the Administrative Trustees and the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Merrill Lynch shall have received:

          (1) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

          (2) A certificate, dated such Date of Delivery, of the Administrative Trustees, confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as such Date of Delivery.

          (3) The opinion of Reinhart Boerner Van Deuren s.c., counsel for the Company William M. Bohn, Esq., Corporate Counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (4) The opinion of Richards, Layton & Finger, P.A., counsel for the Designated Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (5)  The  opinion  of  Simpson  Thacher  &  Bartlett,  counsel for the
     Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (6) A letter from KPMG LLP, in form and substance satisfactory to Merrill Lynch and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to Merrill Lynch pursuant to
     Section 5(h) hereof, except that the "specified date" referred to in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     In addition, since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's securities by any rating organization referred to in Section 5(i) hereof, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's securities.

     (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten

Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Designated Trust in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to Merrill Lynch and counsel for the Underwriters.

     (n)  Termination  of  Terms  Agreement.  If any condition specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Underwritten Securities on such Date of Delivery) may be terminated by Merrill Lynch by notice to the Company at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION  6.  Indemnification.
     -----------  ---------------

     (a) Indemnification of Underwriters. The Company and the Designated Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

          (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed the only information furnished by any Underwriter consists of the information as specified in the applicable Terms Agreement as being furnished by the Underwriters; and, provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Underwritten Securities concerned, to the extent that a prospectus relating to such Underwritten Securities was required to be delivered by such Underwriter under the 1933 Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Underwritten Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) which corrected such untrue statement or alleged untrue statement or omission or alleged omission, if the Company had previously furnished copies of such Prospectus to such Underwriter in accordance with Section 3(d) hereof.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company and the Designated Trust, their directors, each of their officers or Trustees and each person, if any, who controls the Company and the Designated Trust within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Designated Trust, by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company or the Designated Trust. An indemnifying party may participate at its own expense in the defense of any such action and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ separate counsel to represent jointly the indemnified party and those other Underwriters (in the case that the indemnified party is Merrill Lynch) and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 6 if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and those Underwriters (in the case that the indemnified party is Merrill Lynch), directors, officers, employees and controlling persons to be represented by separate counsel because there may be defenses available to such parties which are different from or in addition to those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     SECTION  7.  Contribution. If the indemnification provided for in Section 6
     -----------  ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Designated Trust, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Designated Trust, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Designated Trust, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Designated Trust and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company and the Designated Trust, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Designated Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company, the Designated Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company and the Designated Trust, each officer of the Company or trustee of the Designated Trust, and each person, if any, who controls the Company and the Designated Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Designated Trust, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate liquidation amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     SECTION  8. Representations, Warranties and Agreements to Survive Delivery.
     -----------     ----------------------------------------------------------
All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company or any of the Company's subsidiaries or of any Trustees of the Designated Trust submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Designated Trust, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION  9.  Termination.
     -----------  -----------

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company, the Designated Trust or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other parties hereto.

     (b) Terms Agreement. Merrill Lynch may terminate the applicable Terms Agreement, by notice to the Company and the Designated Trust, at any time at or prior to the Closing Time or any relevant Date of Delivery, (i) if there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crises or any change or development involving a prospective change in national or international, political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Merrill Lynch, impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION  10.  Default by One or More of the Underwriters. If one or more of
     ------------  ------------------------------------------
the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted

Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number or aggregate liquidation amount, as the case may be, of Defaulted Securities does not exceed 10% of the number or aggregate liquidation amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number or aggregate liquidation amount, as the case may be, of Defaulted Securities exceeds 10% of the number or aggregate liquidation amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement (or, with respect to the Underwriters' exercise of any applicable over-allotment option for the purchase of Option Underwritten Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Designated Trust to sell, such Option Underwritten Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in (i) a termination of the applicable Terms Agreement or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters, the Company and the Designated Trust with respect to the related Option Underwritten Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION  11.  Notices. All notices and other communications hereunder shall
     ------------  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1201, attention of Steve Greene; and notices to the Company shall be directed to it at 1200 Hansen Road, Green Bay, Wisconsin 54304, attention of Treasury Management with a copy directed to 1200 Hansen Road, Green Bay, Wisconsin 54304, attention of Legal Management.

     SECTION  12.  Parties. This Underwriting Agreement and the applicable Terms
     ------------  -------
Agreement shall each inure to the benefit of and be binding upon the Company, Merrill Lynch and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Designated Trust and their respective successors and the controlling persons and officers, directors and Trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION  13.  GOVERNING  LAW  AND TIME. THIS UNDERWRITING AGREEMENT AND ANY
     ------------  ------------------------
APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein and
     ----------- --------------------
the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement among Merrill Lynch, the Company and the Trusts in accordance with its terms.

                                   Very  truly  yours,

                                   ASSOCIATED  BANC-CORP

                                   By: /s/ Teresa A. Rosengarten
                                      ---------------------------------------
                                      Name: Teresa A. Rosengarten
                                      Title: Senior Vice President and Treasurer

                                   ASBC  CAPITAL  I

                                   By:  Associated  Banc-Corp,  as  Sponsor

                                   By:  /s/ William M. Bohn
                                      ---------------------------------------
                                      Name:  William M. Bohn
                                      Title: Senior Vice President and
                                             Assistant Secretary

                                   ASBC  CAPITAL  II

                                   By:  Associated  Banc-Corp,  as  Sponsor

                                   By:  /s/ William M. Bohn
                                      ---------------------------------------
                                      Name:  William M. Bohn
                                      Title: Senior Vice President and
                                             Assistant Secretary

                                   ASBC  CAPITAL  III

                                   By:  Associated  Banc-Corp,  as  Sponsor

                                   By:   /s/ William M. Bohn
                                      ---------------------------------------
                                      Name:  William M. Bohn
                                      Title: Senior Vice President and
                                             Assistant Secretary

        CONFIRMED  AND  ACCEPTED,
as  of  the  date  first  above  written:
MERRILL  LYNCH,  PIERCE,  FENNER  &  SMITH
             INCORPORATED
By:  /s/ Gary Swidler
   --------------------------
       Authorized  Signatory

                                                                       Exhibit A

                              ASSOCIATED BANC-CORP
                            (a Wisconsin corporation)
                                ASBC Capital [__]
                      (a Delaware statutory business trust)


                               Capital Securities
                                 TERMS AGREEMENT
                                 ---------------

                                                                          [Date]

To:  Associated  Banc-Corp
     1200  Hansen  Road
     Green  Bay,  WI  54304

Ladies  and  Gentlemen:

     We understand that ASBC Capital [__],a statutory business trust formed under the laws of the state of Delaware for the purpose of issuing capital securities (the "Trust"), and Associated Banc-Corp, a Wisconsin corporation (the "Company"), propose to issue and sell $[_________] aggregate liquidation amount of capital securities (the "Capital Securities") ([such securities also being hereinafter referred to as] the "[Initial] Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the liquidation amount of Underwritten Securities [opposite their names set forth below] at the purchase price set forth below [, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased].

                              [Number]
                              [Liquidation  Amount]
Underwriter                   of  [Initial]  Underwritten  Securities
-----------                   ---------------------------------------
                              ________________
Total                         [$]
                              ===============

The  Underwritten  Securities  shall  have  the  following  terms:

                               Capital Securities
                               ------------------

Designated  Trust:

     ASBC  Capital  [__]
Title:
Ratings:
Number  of  Initial  Underwritten  Securities:
Number  of  Option  Underwritten  Securities:
Distribution  rate  (or  formula)  per  security:  $
Distribution  payment  dates:
Liquidation  amount  per  share:  $
Redemption  provisions:
Listing  requirements:
Black-out  provisions:
Lock-up  provisions:
Initial public offering price per security: $___ plus accumulated distributions, if any, from _____
Purchase  price per security:  $___ plus accumulated distributions, if any, from
_____
Other  terms  and  conditions:
Closing  date  and  location:

     Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us. Very truly yours,


                                   MERRILL  LYNCH,  PIERCE,  FENNER  &  SMITH
                                        INCORPORATED


                                   By  _________________________
                                        Authorized  Signatory

                                   [Acting on behalf of itself and the other named Underwriters.]

Accepted:

ASSOCIATED  BANC-CORP

By________________________________
  Name:
  Title:

ASBC  CAPITAL  [__]

By:  Associated  Banc-Corp,  as  Sponsor

By_________________________________
  Name:
  Title:

                                                                     Exhibit B-1

                  FORM OF OPINION OF COMPANY'S OUTSIDE COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

          (1) The Company is a corporation existing under the laws of the State of Wisconsin and, based solely on a certificate of the Department of Financial Institutions of the State of Wisconsin (the "Department of Financial Institutions"), (a) has filed with the Department of Financial Institutions during its most recently completed report year the required annual report; (b) is not the subject of a proceeding under Wisconsin Statutes section 180.1421, to cause its administrative dissolution; (c) no determination has been made by the Department of Financial Institutions that grounds exist for such action; (d) no filing has been made with the Department of Financial Institutions of a decree of dissolution with respect to it; and (e) Articles of Dissolution of the Company have not been filed with the Department of Financial Institutions. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (2) The Company has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated by, the Underwriting Agreement and the applicable Terms Agreement.

          (3) Based solely on certificates from public officials of the applicable states, the Company is qualified to do business as a foreign corporation and is in good standing in the states of ______ and ______ and, to our knowledge, does not own or lease any property or have any employees in any other state except for Wisconsin. Based solely on certificates from public officials of the applicable states, each Subsidiary is qualified to do business as a foreign corporation and is in good standing in the states of ______ and ______ and, to our knowledge, does not own or lease any property or have any employees in any other state except for the state of its incorporation.

          (4) Each Subsidiary is a corporation existing under the laws of the State of Wisconsin and, based solely on applicable certificates of the Department of Financial Institutions, (a) has filed with the Department of Financial Institutions during its most recently completed report year the required annual report; (b) is not the subject of a proceeding under Wisconsin Statutes section 180.1421, to cause its administrative dissolution; (c) no determination has been made by the Department of Financial Institutions that grounds exist for such action; (d) no filing has been made with the Department of Financial Institutions of a decree of dissolution with respect to such Subsidiary; and (e) Articles of Dissolution of such Subsidiary have not been filed with the Department of Financial Institutions, and has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Except as otherwise described in the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable (except, in the case of Subsidiaries which are national banks, as provided in 12 U.S.C. 55 and Wisconsin Statutes Section 180.622(b)) and, to our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. To our knowledge, none of the outstanding shares of capital stock of any Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary.

          (5) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized by all necessary corporate action on the part of the Company and have been, executed and delivered by the Company.

          (6) Each of the Operative Documents has been duly authorized by all necessary corporate action on the part of the Company and has been duly, executed and delivered by the Company and is a valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Each of the Operative Documents has been duly qualified under the 1939 Act.

          (7) The Junior Subordinated Debt Securities to be purchased by the Designated Trust have been duly authorized for issuance and sale by all necessary corporate action on the part of the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in the Underwriting Agreement and the applicable Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and are in the form contemplated by, and entitled to the benefits of, the Indenture.

          (8) The Underwritten Securities being sold pursuant to the applicable Terms Agreement and each of the Operative Documents conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (9) The information in the Prospectus under the captions "Description of Junior Subordinated Debt Securities," "Description of Capital Securities," "Description of the Guarantee," "Certain Terms of the Capital Securities," "Certain Terms of the Junior Subordinated Debt Securities," "Relationship Among the Capital Securities, the Junior Subordinated Debt Securities, and the Guarantees" and "United States Federal Income

     Tax Consequences," and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters or the Company's charter or bylaws, or the Designated Trust's Certificate of Trust or Trust Agreement, or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and our opinion set forth under "United States Federal Income Tax Consequences" is confirmed.

          (10) The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement, the Operative Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated in the Registration Statement and the Prospectus and the consummation of the transactions contemplated in the Underwriting Agreement and such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument that is filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations.

          (11) All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects.

          (12) Based solely on communications with the Commission, the Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

          (13) The Registration Statement (including any Rule 462(b) Registration Statement) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (14) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (15) Neither the Designated Trust nor the Company is, and after giving effect to the offering and sale of the Underwritten Securities and the Junior Subordinated Debt Securities, and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended.

          (16) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company of the Operative Documents, the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement or the Operative Documents, other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable.

     We have not independently determined the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for, the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus. However, we have generally reviewed and discussed the contents of the Registration Statement and Prospectus with certain officers of the Company. In the course of such review and discussions and in connection with our services as counsel to the Company, nothing has come to our attention that would lead us to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1s, as to which we make no statement), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Delaware upon the opinion of Richards, Layton & Finger, P.A., special counsel to the Designated Trust, provided that such counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit B-1

                  FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

          (1) To the best of my knowledge, neither the Company nor any of its subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by references as an exhibit to the Registration Statement.

          (2) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries thereof is a party or to which the assets, properties or operations of the Company or any of its subsidiaries thereof is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material
     Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Underwriting Agreement, the applicable Terms Agreement, or the other Operative Documents or the performance by the Company of its obligations thereunder.

          (3) To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of Delaware upon the opinion of Richards, Layton & Finger, P.A., special counsel to the Designated Trust, provided that such counsel shall state in his opinion that he believes that he and the Underwriters are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit C

                   FORM OF OPINION OF SPECIAL DELAWARE COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

          (1) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made.

          (2) Under the Delaware Business Trust Act and the applicable Trust Agreement, the Designated Trust has the trust power and authority (A) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, (B) to issue and perform its obligations under the Trust
     Securities and (C) to own its property and conduct its business, all as described in the Prospectus.

          (3)  Under  the  Delaware  Business Trust Act and the applicable Trust
     Agreement, (A) the execution and delivery by the Designated Trust of the Underwriting Agreement and the performance by the Designated Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Designated Trust and (B) the Company is authorized to execute and deliver the Underwriting Agreement on behalf of the Designated Trust.

          (4) The applicable Trust Agreement constitutes a valid and binding obligation of the Company and each trustee of the Designated Trust, and is enforceable against the Company and each trustee of the Designated Trust, in accordance with its terms except as such enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law).

          (5) The Common Securities have been duly authorized by the applicable Trust Agreement and are duly and validly issued and will be fully paid undivided beneficial interests in the assets of the Designated Trust.

          (6) The Capital Securities have been duly authorized by the applicable Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in this paragraph (6), will be fully paid and nonassessable undivided beneficial interests in the assets of the Designated Trust and will be entitled to the benefits of the applicable
     Trust Agreement. The holders of the Capital Securities, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that such holders may be obligated, pursuant to the applicable Trust Agreement, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of the certificates representing the Capital Securities and the issuance of replacement certificates representing the Capital Securities, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the applicable Trust Agreement.

          (7)  Under  the  Delaware  Business Trust Act and the applicable Trust
     Agreement, (B) the issuance of the Trust Securities is not subject to preemptive or other similar rights and (B) the Designated Trust is not authorized to issue any securities other than the Trust Securities.

          (8) The issuance and sale by the Designated Trust of the Trust Securities the purchase by the Designated Trust of the Junior Subordinated Debt Securities, the execution, delivery and performance by the Designated Trust of the Underwriting Agreement, the consummation by the Designated
     Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder, (A) do not violate (i) any of the provisions of the Certificate of Trust of the Designated Trust or the applicable Trust Agreement or (ii) any applicable Delaware law or administrative regulation thereunder which is applicable to the Designated Trust, and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, judicial, administrative or regulatory body under the laws or administrative regulations of the State of Delaware.

          (9) Assuming that the Designated Trust is treated as a grantor trust under the Internal Revenue Code of 1986, as amended, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.


                                      C-2